SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2004


                           J. C. PENNEY COMPANY, INC.
                     (Exact name of registrant as specified
                                 in its charter)


Delaware                               1-15274                      26-0037077
(State or other jurisdiction       (Commission File No.)       (I.R.S. Employer
of incorporation )                                           Identification No.)

6501 Legacy Drive
Plano, Texas                                                          75024-3698

(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

==============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

Pursuant to the terms of J.C. Penney Corporation, Inc.'s ("Corporation") 5% Convertible Subordinated Notes Due 2008, of which Company (Corporation's parent) was a co-obligor, Corporation chose November 17, 2004 as the redemption date for the Notes. As of November 16, 2004 the holders of $649,342,000 of the Notes elected to convert their Notes into 22,783,822 shares of the Company's Common Stock of 50(cent) par value ("Common Stock"), with the substantial majority of the Notes being converted on or about November 16, 2004.

No consideration was received by the Company or Corporation upon the conversion of the Notes into the Common Stock.

This transaction is exempt from registration under the Securities Act of 1944 under section 3(a)(9) of that Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                               By:/s/ Charles R. Lotter
                                               --------------------------------
                                                  Charles R. Lotter
                                                  Executive Vice President,
                                                  Secretary and General Counsel



Date:  November 19, 2004